UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05901 )

Exact name of registrant as specified in charter: Putnam Investment Grade Municipal Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: November 30, 2007

Date of reporting period: December 1, 2006— May 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Investment Grade Municipal Trust

5|31|07

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Investment Grade
Municipal Trust

5| 31| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Report from the fund managers	7
Performance in depth	13
Your fund’s management	16
Terms and definitions	19
Trustee approval of management contract	20
Other information for shareholders	26
Financial statements	27
Shareholder meeting results	51

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Reflecting investor uncertainty about the outlook for the U.S. economy, volatility in the financial markets has been on the rise. After a downturn in March, the Dow Jones Industrial Average recently reached new record-high levels. The upward climb in the stock market has been largely unaffected by higher-trending interest rates since mid-May, though it remains to be seen whether current stock market levels are sustainable. From our perspective, we are encouraged by recent indications of moderate inflation, a low unemployment rate, and a rebound in manufacturing. We consequently believe the U.S. economy will weather this period of uncertainty.

As we communicated in proxy materials recently mailed to all Putnam fund shareholders, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. We are pleased to announce that in mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While it is still subject to regulatory approvals and other conditions, we currently expect the transaction to be completed this summer.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, has been named President of the Funds, assuming this role from George Putnam, III. This change will enable George Putnam to become an independent Trustee of the funds upon completion of the transaction with Great-West Lifeco. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended May 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Respectfully yours,

Putnam Investment Grade Municipal Trust:
potential for income exempt from federal income tax

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of their investment income. Putnam Investment Grade Municipal Trust offers another advantage —the flexibility to invest in municipal bonds issued by any state in the country.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city or town or by revenues collected from usage fees.

The fund’s management team can select bonds issued by a variety of state and local governments. The fund also combines bonds of differing quality levels to increase income potential. The portfolio focuses primarily on investment-grade bonds to seek a high level of overall credit quality. The team also allocates a portion of assets to lower-rated bonds, which may offer higher income in return for more risk. When deciding whether to invest in a bond, the team considers factors such as credit risk, interest-rate risk, and the risk that the bond will be prepaid. Once a bond has been purchased, the team continues to monitor developments that affect the bond market, the sector, and the issuer of the bond. Typically, lower-rated bonds are reviewed more often because of their greater potential risk.

Putnam Investment Grade Municipal Trust’s management team is backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry. Putnam’s municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research.

The goal of the management team’s research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings — either by acquiringmore of a particular bond or selling it — for the benefit of the fund and its shareholders.

The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Strategies for higher income Closed-end funds have greater flexibility to use strategies such as “leverage” — for example, issuing preferred shares to raise capital, then seeking to invest that capital at higher rates to enhance return for common shareholders.

Municipal bonds may finance a range of projects in your
community and thus play a key role in its development.

Performance snapshot

Putnam Investment Grade
Municipal Trust

Average annual return (%) comparison as of 5/31/07

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in bar chart are at NAV. See page 13 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund's monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

Report from the fund managers

The period in review

During the six months ended May 31, 2007, your fund benefited from its relatively short portfolio duration and our emphasis on bonds from two strong-performing market sectors. One pre-refunded issue also contributed to results through its price appreciation. However, our focus on higher-quality bonds held back results for the period, as historically low interest rates and stronger-than-expected economic news continued to favor higher-yielding, lower-quality bonds. Our cautious outlook led us to target the higher-quality tiers of the investment-grade sector, which cost the fund some income and contributed to its underperformance of the benchmark. However, we believe investors’ prolonged pursuit of high income has driven prices of many lower-quality, higher-yielding bonds to inflated levels. In addition, investors who had focused on bonds with longer maturities in the hope that the Federal Reserve (the Fed) would lower interest rates were disappointed. We believe our conservative approach and broader diversification offers investors better potential for consistent long-term results than a more aggressive focus on higher income.

Market overview

Since August 2006, the Fed has held the federal funds rate — the benchmark rate for overnight loans between banks — steady at 5.25%, while indicating that future rate decisions will depend on whether it considers inflation or slower growth a greater risk to the economy. Reflecting the uncertainty in the marketplace regarding the Fed’s policy direction, tax-exempt yields rose across the maturity spectrum during the fund’s semiannual period.

The performance of bonds rated below investment grade — those rated below Baa — pulled back somewhat in March, but the rally in lower-quality issues resumed in April. Lower-rated bonds delivered stronger performance than higher-quality bonds for the semi-annual period, yields in this area of the municipal bond credit spectrum ended the period at higher levels than where they began it, and prices were correspondingly lower. (Bond prices move in the opposite direction of their yields.) The strongest-performing securities during the period were issued by toll roads, long-term care facilities, and airlines. Tobacco settlement bonds also performed well.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the fund’s Lipper peer group. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce the potential for appreciation when rates fall. The fund’s higher overall credit quality also held back performance, as the lower-quality tiers of the municipal bond market delivered the strongest results during the period.

The fund’s position in tobacco settlement bonds added to performance as strong investor demand boosted results. Relative to the fund’s peer group, we maintained an overweight position in single-family housing bonds. This strategy also proved helpful to results, as declining mortgage prepayments continued to support bonds in this sector.

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the six months ended 5/31/07. See pages 6 and 13 for additional fund performance information. Index definitions can be found on page 19.

Your fund’s holdings

Lower-rated, higher-yielding bonds, which outperformed higher-quality issues for the period, have enjoyed a four-year run of strong demand. Most bonds issued several years ago still pay the same interest rate to investors who purchase them today at higher prices, effectively lowering the yield to new investors. Thus, even without the guidelines that mandate your fund’s focus on investment-grade bonds, we would not intend to allocate any substantial portion of the portfolio to lower-quality bonds.

During the fund’s previous fiscal year and for the first half of this year (through May 31, 2007), higher-quality municipal bonds continued to dominate your fund’s portfolio, while the majority of investors focused on lower-quality bonds. Airline-related industrial development bonds (IDBs), which gained in value significantly during the period, fall into the latter category; while the fund has a few of these bonds in the portfolio, it was underweighted relative to competitors and did not benefit to the same extent. IDBs are issued by municipalities but backed by the credit of the company or institution benefiting from the financing — in this case, airline companies. Investor perceptions about the backing company’s strength, or that of its industry group, affect the prices of these bonds more than the rating of the issuing municipality. Recently, mounting air traffic and rising ticket prices have begun to stabilize the airline industry. Cost-cutting and improved

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity. Duration may be higher for funds that use leverage, which magnifies the effects of interest-rate changes.

management have helped some airlines emerge from bankruptcy. However, fuel costs are still volatile and terrorism remains a threat, so for the time being we believe a cautious approach is still warranted.

Our emphasis on tobacco settlement bonds continued to benefit the fund. These bonds have investment-grade ratings, but since the interest they pay is secured by income from tobacco companies’ settlements obligations to the states that issue them, they generally offer higher yields than bonds of comparable quality. An improving litigation environment, combined with investors’ appetite for income, has driven up the prices of these bonds. We also like the diversification tobacco settlement bonds provide, since their performance is not as closely tied to economic growth as more economically sensitive holdings. The fund’s tobacco settlement holdings include bonds issued in California, New Jersey, South Carolina, South Dakota, Washington, and Wisconsin.

Municipal bonds issued for the development of single-family housing also contributed positively to results for the period. Despite a slowdown in housing starts, lower interest rates caused fewer homeowners to refinance their mortgages, which has reduced the prepayment risk characteristic of all housing-related securities. Unless interest rates drop dramatically, which we do not anticipate, we believe these issues

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 5/31/07. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

are likely to experience less volatility than other types of mortgage-backed bonds. Supply is limited and demand is growing, with prices rising to reflect this. However, it has become increasingly difficult to find attractively priced new issues.

Bonds issued on behalf of Shellpoint Village Retirement Community in Lee County, Florida were the fund’s best performers during the period. The Lee County Development Authority decided to trim interest costs by refinancing these bonds in April of 2007. Pre-refunding, which occurs when an issuer refinances older, higher-coupon bonds by issuing new bonds at current, lower interest rates, is a positive development for bond-holders. The proceeds of the pre-refunding are invested in a secure investment — usually U.S. Treasury securities — that matures at the original issue’s first call date. The secure backing has the effect of raising the bond’s perceived credit quality while the shorter maturity lowers its interest-rate risk. Although the credit rating on these bonds has not yet been raised, they rose in price to reflect improved investor perception of the issue. They are now scheduled to mature in 2009.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Merger with two other Putnam closed-end funds proposed

Putnam Investments and the Board of Trustees of the Putnam Funds recently announced a comprehensive initiative intended to concentrate the lineup of closed-end funds managed by Putnam Investments. The initiative includes a proposal to merge your fund and Putnam Municipal Bond Fund into Putnam Municipal Opportunities Trust.

These mergers must be approved by the common and preferred shareholders of the funds. The Trustees believe it is in the best interests of shareholders of each fund because it would significantly increase the size of the combined fund. A larger asset size could reduce fund expenses and increase the liquidity in the trading market for fund shares. Proxy statements, which will also serve as prospectuses for the surviving fund, are scheduled for mailing in the coming months. If approved by shareholders, the merger is expected to take place in the fall of 2007.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Recent comments from Federal Reserve Chairman Ben Bernanke indicate that central bank policymakers anticipate continuing moderate economic growth over the next several months, despite an ongoing drag from the lagging housing sector. At the same time, the Fed believes that underlying inflation likely will continue to decelerate, although the risk of rising inflation remains. Given this economic outlook, we believe the Fed is comfortable with its current interest-rate policy and, as a result, may keep the federal funds rate at 5.25% during the coming months. Against this backdrop, we plan to maintain a neutral duration strategy in the portfolio.

In our view, the rally among lower-rated, higher-yielding bonds, which has persisted over the past couple of years, may finally be winding down. We base this view, in part, on the fact that the difference in yield between Aaa-rated bonds and Baa-rated bonds — the highest and lowest investment-grade ratings, respectively — remains near an all-time low. In fact, the higher-income advantage available to those willing to assume additional credit risk by investing in lower-rated bonds has diminished to the lowest level in over seven years. It has been our experience that when investor demand is this elevated, many high-yielding securities can become overpriced. We continue to believe that this is not the most opportune time to reach too far out in terms of bond maturity (i.e., extend duration by investing in securities with later final maturity dates) or too far down in quality in pursuit of higher income. Over the near term, we will focus on certain market sectors — notably, single-family housing and power company IDBs — where we believe the fund may benefit in an environment of moderating economic growth without being exposed to undue risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended May 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return for periods ended 5/31/07

				Lipper General
			Lehman	Municipal Debt
			Municipal	Funds (leveraged
		Market	Bond	closed-end)
	NAV	price	Index	category average*

Annual average
Life of fund
(since 10/26/89)	7.30%	6.32%	6.63%	7.19%

10 years	82.00	41.29	72.51	85.35
Annual average	6.17	3.52	5.60	6.36

5 years	38.73	23.02	27.24	40.54
Annual average	6.77	4.23	4.94	7.01

3 years	23.20	21.21	15.33	23.76
Annual average	7.20	6.62	4.87	7.34

1 year	5.92	12.89	4.84	5.92

6 months	-0.52	3.45	0.30	-0.30

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund's monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/07, there were 55, 55, 55, 50, 39, and 9 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 5/31/07

Distributions* — common shares

Number	6

Income[1]	$0.2457

Capital gains[2]	—

Total	$0.2457

	Series A
Distributions* — preferred shares	(1,400 shares)

Income[1]	$1,833.16

Capital gains[2]	—

Total	$1,833.16

Share value:	NAV	Market price

11/30/06	$11.15	$ 9.96

5/31/07	10.83	10.06

Current yield (end of period)

Current dividend rate[3]	4.53%	4.88%

Taxable equivalent[4]	6.97%	7.51%

* Dividend sources are estimated and may vary based on final tax calculations after the fund's fiscal year-end.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2007. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter

Total return for periods ended 6/30/07

	NAV	Market price

Annual average
Life of fund (since 10/26/89)	7.20%	6.28%

10 years	77.65	37.27
Annual average	5.91	3.22

5 years	35.73	18.34
Annual average	6.30	3.43

3 years	21.28	25.26
Annual average	6.64	7.80

1 year	5.41	11.47

6 months	–0.91	1.82

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of May 31, 2007, and May 31, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 5/31/06.

Trustee and Putnam employee fund ownership

As of May 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$35,000	$ 96,000,000

Putnam employees	$ 3,000	$476,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $90,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation attributable to research, trading, administration, executive oversight, systems, compliance, or fund operations functions; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, and Putnam Tax Exempt Income Fund.

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended May 31, 2007, Brad Libby became a Portfolio Member, and Thalia Meehan became a Portfolio Member and then Portfolio Leader, of your fund. These changes followed the departure of Portfolio Leaders David Hamlin and James St. John from your fund’s management team. Brad Libby and Thalia Meehan joined the fund in September 2006. From 2001 to present, Brad Libby has been employed by Putnam Management, currently as Tax Exempt Specialist and previously as Analyst. From 1989 to present, Thalia Meehan has been employed by Putnam Management, currently as Team Leader, Tax Exempt Fixed Income Team and previously as Director, Tax Exempt Research.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of May 31, 2007, and May 31, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 5/31/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange and the American Stock Exchange.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 81st percentile in management fees and in the 50th percentile in total expenses as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. (A “breakpoint” is a reduction in fee rates that applies to additional assets once specified asset levels are reached.) The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General Municipal Debt Funds (leveraged closed-end)) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

88th	38th	68th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 61, 58, and 46 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the one-year period ended March 31, 2006. In this regard, the Trustees considered Putnam Management’s view that one factor in the fund’s relative underperformance during this period appears to have been its selection of higher quality bonds, given market conditions. The Trustees also considered Putnam Management’s view that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper General Municipal Debt Funds (leveraged closed-end) category for the one-, five- and ten-year periods ended June 30, 2007, were 70%, 62%, and 60%, respectively. Over the one-, five- and ten-year periods ended June 30, 2007, the fund ranked 39th out of 55, 32nd out of 51, and 24th out of 39 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of new management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, Marsh & McLennan Companies, Inc. announced on February 1, 2007 that it had signed a defini-tive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power

Financial Corporation group of companies. In mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While the transaction is still subject to regulatory approvals and other conditions, it is currently expected to be completed this summer.

At an in-person meeting on February 8-9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8-9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. In considering the approval of the proposed new management contracts, the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts, the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds.

Other information
for shareholders

Important notice regarding share repurchase program

In September 2006, the Trustees of your fund approved an extension of the current share repurchase program being implemented by Putnam Investments on behalf of your fund. The plan, as extended, allows your fund to repurchase, in the 24 months ending October 6, 2007, up to 10% of the common shares outstanding as of October 7, 2005.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 5/31/07 (Unaudited)

Key to abbreviations

AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage
Association Collateralized
COP Certificate of Participation
G.O. Bonds General Obligation Bonds
FGIC Financial Guaranty Insurance Company
MBIA MBIA Insurance Company
FHA Insd. Federal Housing Administration Insured
PSFG Permanent School Fund Guaranteed
FHLMC Coll. Federal Home Loan Mortgage
Corporation Collateralized	Radian Insd. Radian Group Insured

FNMA Coll. Federal National Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Association Collateralized
VRDN Variable Rate Demand Notes
FRB Floating Rate Bonds
XLCA XL Capital Assurance
FSA Financial Security Assurance

MUNICIPAL BONDS AND NOTES (163.5%)*

	Rating**	Principal amount	Value

Alabama (1.6%)
Birmingham, G.O. Bonds, Ser. B, AMBAC,
4 3/4s, 3/1/27	Aaa	$2,945,000	$3,014,031
Sylacauga, Hlth. Care Auth. Rev. Bonds
(Coosa Valley Med. Ctr.), Ser. A, 6s, 8/1/25	B/P	400,000	415,096
			3,429,127

Arizona (3.6%)
AZ Hlth. Fac. Auth. Rev. Bonds (Banner
Hlth.), Ser. A, 5s, 1/1/14	AA-	2,000,000	2,103,900
AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
(John C. Lincoln Hlth. Network), 6 3/8s,
12/1/37 (Prerefunded)	BBB	500,000	562,815
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A,
7 5/8s, 12/1/29	B+/P	1,175,000	1,293,616
Marana, Impt. Dist. Special Assmt. Bonds
(Tangerine Farms Road), 4.6s, 1/1/26	Baa1	780,000	760,009
Phoenix, Indl. Dev. Auth. VRDN (Valley
of the Sun YMCA), 3.9s, 1/1/31	A-1+	1,271,000	1,271,000
Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Horizon Cmnty. Learning Ctr.),
5.05s, 6/1/25	BBB-	525,000	514,064
Queen Creek, Special Assmt. Bonds (Impt.
Dist. No. 001), 5s, 1/1/18	Baa2	400,000	411,656
Scottsdale, Indl. Dev. Auth. Hosp. Rev.
Bonds (Scottsdale Hlth. Care), 5.8s,
12/1/31 (Prerefunded)	A3	1,000,000	1,082,090
			7,999,150

MUNICIPAL BONDS AND NOTES (163.5%)* continued

	Rating**	Principal amount	Value

Arkansas (2.4%)
AR State Hosp. Dev. Fin. Auth. Rev. Bonds
(Washington Regl. Med. Ctr.), 7 3/8s,
2/1/29 (Prerefunded)	Baa2	$3,000,000	$3,262,740
Independence Cnty., Poll. Control Rev.
Bonds (Entergy AR, Inc.), 5s, 1/1/21	A-	500,000	507,940
Jefferson Cnty., Poll. Control Rev. Bonds
(Entergy AR, Inc.), 4.6s, 10/1/17	A-	355,000	356,548
Little Rock G.O. Bonds (Cap. Impt.), FSA,
3.95s, 4/1/19	Aaa	560,000	552,899
Springdale, Sales & Use Tax Rev. Bonds,
FSA, 4.05s, 7/1/26	Aaa	500,000	496,670
			5,176,797

California (15.5%)
ABC Unified School Dist. G.O. Bonds,
Ser. B, FGIC, zero %, 8/1/20	Aaa	1,500,000	842,850
Anaheim, City School Dist. G.O. Bonds
(Election of 2002), MBIA, zero %, 8/1/26	Aaa	2,250,000	932,760
Anaheim, Pub. Fin. Auth. Tax Alloc. Rev.
Bonds, MBIA, 6.45s, 12/28/18	Aaa	4,000,000	4,140,440
Azusa, Cmnty. Fac. Dist. Special Tax Bonds
(No. 05-1), Class 1, 5s, 9/1/27	BB-/P	455,000	456,411
CA Edl. Fac. Auth. Rev. Bonds (U. of the
Pacific), 5s, 11/1/21	A2	525,000	547,664
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Sutter Hlth.), Ser. A, MBIA, 5 3/8s, 8/15/30	Aaa	2,500,000	2,567,225
CA Muni. Fin. Auth. COP (Cmnty. Hosp.
Central CA), 5 1/4s, 2/1/37	Baa2	1,500,000	1,534,110
CA State G.O. Bonds, 5 1/8s, 4/1/23	A1	500,000	525,040
CA State Dept. of Wtr. Resources Rev.
Bonds, Ser. A, 5 1/2s, 5/1/11	A1	1,500,000	1,589,460
CA State Econ. Recvy. G.O. Bonds, Ser. A,
5s, 7/1/16	AA+	1,000,000	1,042,930
CA Statewide Cmntys., Dev. Auth. COP (The
Internext Group), 5 3/8s, 4/1/30	BBB	1,750,000	1,769,408
Cathedral City, Impt. Board Act of 1915
Special Assmt. Bonds (Cove Impt. Dist.),
Ser. 04-02, 5.05s, 9/2/35	BB+/P	270,000	270,494
Chula Vista, Indl. Dev. Rev. Bonds (San
Diego Gas), Ser. B, 5s, 12/1/27	A1	640,000	656,819
Garvey, School Dist. G.O. Bonds (Election
of 2004), FSA, zero %, 8/1/22	Aaa	1,265,000	637,788
Gilroy, Rev. Bonds (Bonfante Gardens
Park), 8s, 11/1/25	B-/P	576,000	539,747
Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. 03 A-1, 6 1/4s, 6/1/33 (Prerefunded)	Aaa	1,100,000	1,205,611
Ser. B, FHLMC Coll., 5 5/8s, 6/1/38
(Prerefunded)	Aaa	1,500,000	1,637,010

MUNICIPAL BONDS AND NOTES (163.5%)* continued

	Rating**	Principal amount	Value

California continued
Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. A-1, 5s, 6/1/33	BBB	$1,000,000	$988,520
Ser. 03 A-1, 5s, 6/1/21 (Prerefunded)	AAA	60,000	60,079
Ser. A-1, 4 1/2s, 6/1/27	BBB	895,000	875,364
Modesto, High School Dist. Stanislaus
Cnty., G.O. Bonds, Ser. A, FGIC,
zero %, 8/1/24	Aaa	1,800,000	823,572
Newark, Unified School Dist. G.O. Bonds
(Election of 1997), Ser. D, FSA,
zero %, 8/1/21	Aaa	2,360,000	1,253,514
Orange Cnty., Cmnty. Fac. Dist. Special
Tax Rev. Bonds (Ladera Ranch No. 02-1),
Ser. A, 5.55s, 8/15/33	BBB/P	450,000	460,544
Riverside Cnty., Redev. Agcy. Tax Alloc.,
Ser. A, XLCA, 5s, 10/1/29	Aaa	4,700,000	4,868,636
Roseville, Cmnty. Fac. Special Tax Bonds
(Dist. No. 1 — Westpark), 5 1/4s, 9/1/19	BB/P	875,000	898,468
(Dist. No. 1 — Fiddyment Ranch), Ser. 1,
5s, 9/1/20	BB/P	255,000	255,168
Sacramento, Special Tax Rev. Bonds (North
Natomas Cmnty. Fac.), 5s, 9/1/18	BB/P	1,035,000	1,058,256
Silicon Valley, Tobacco Securitization
Auth. Rev. Bonds (Santa Clara), Ser. A,
zero %, 6/1/36	BBB/F	750,000	154,568
Vallejo, COP (Marine World Foundation),
7.2s, 2/1/26	BBB-/P	1,400,000	1,435,518
			34,027,974

Colorado (2.6%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A,
5 3/4s, 1/1/26	BB-/P	100,000	104,678
(Evangelical Lutheran), 5 1/4s, 6/1/21	A3	250,000	262,793
(Evangelical Lutheran), 5 1/4s, 6/1/17	A3	160,000	169,885
CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30	A3	1,515,000	1,634,034
6 3/8s, 12/15/30 (Prerefunded)	A3	1,485,000	1,619,526
CO State Hsg. Fin. Auth. Rev. Bonds
(Single Fam.)
Ser. B-2 , 7s, 5/1/26	Aa2	60,000	60,578
Ser. B-3, 6.8s, 11/1/28	Aa2	35,000	35,248
U. of CO. Enterprise Syst. Rev. Bonds,
FGIC, 5s, 6/1/26	Aaa	1,650,000	1,726,247
			5,612,989

MUNICIPAL BONDS AND NOTES (163.5%)* continued

	Rating**	Principal amount	Value

Delaware (0.8%)
GMAC Muni. Mtge. Trust 144A sub. notes
Ser. A1-3, 5.3s, 10/31/39	A3	$500,000	$520,765
Ser. A1-2, 4.9s, 10/31/39	A3	1,000,000	1,023,020
New Castle Cnty., Rev. Bonds (Newark
Charter School, Inc.), 5s, 9/1/30	BBB-	250,000	254,613
			1,798,398

District of Columbia (1.9%)
DC G.O. Bonds, Ser. B, FSA, 5 1/4s, 6/1/26	Aaa	4,000,000	4,082,920

Florida (6.1%)
Connerton West, Cmnty. Dev. Dist. Rev.
Bonds, Ser. B, 5 1/8s, 5/1/16	BB-/P	210,000	209,441
Escambia Cnty., Hlth. Fac. Auth. Rev.
Bonds (Baptist Hosp. & Baptist Manor),
5 1/8s, 10/1/19	Baa1	1,895,000	1,924,619
Halifax, Hosp. Med. Ctr. Rev. Bonds,
Ser. A, 5 1/4s, 6/1/19	BBB+	2,200,000	2,296,074
Highlands Cnty., Hlth. Fac. Auth. Rev.
Bonds (Adventist Hlth.), Ser. A, FRB,
5s, 11/15/23	A+	300,000	310,008
Lee Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (Shell Point Alliance Cmnty.),
Ser. C, 5 1/2s, 11/15/29 (Prerefunded)	AAA	1,000,000	1,049,620
Miami Beach, Hlth. Fac. Auth. Hosp. Rev.
Bonds (Mount Sinai Med. Ctr.),
5 3/8s, 11/15/28	BB+	2,000,000	2,034,200
Okeechobee Cnty., Solid Waste Mandatory
Put Bonds (Waste Mgt./Landfill), Ser. A,
4.2s, 7/1/09	BBB	375,000	372,788
Reunion West, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6 1/4s, 5/1/36	BB-/P	840,000	880,396
South Bay, Cmnty. Dev. Dist. Rev. Bonds,
Ser. B-1, 5 1/8s, 11/1/09	BB-/P	725,000	724,674
South Broward, Hosp. Dist. Rev. Bonds
(South Broward Hosp.), 4 3/4s, 5/1/28	Aa3	3,000,000	2,995,920
Tolomato, Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.4s, 5/1/37	BB-/P	175,000	174,991
Wentworth Estates, Cmnty. Dev. Dist.
Special Assmt. Bonds, Ser. B,
5 1/8s, 11/1/12	BB-/P	435,000	433,173
			13,405,904

Georgia (5.2%)
Atlanta, Arpt. Rev. Bonds, Ser. B, FGIC,
5 5/8s, 1/1/30	Aaa	1,500,000	1,559,445
Atlanta, Wtr. & Waste Wtr. Rev. Bonds,
Ser. A, FGIC, 5s, 11/1/38 (Prerefunded)	Aaa	1,045,000	1,071,898

MUNICIPAL BONDS AND NOTES (163.5%)* continued

	Rating**	Principal amount	Value

Georgia continued
Cobb Cnty., Dev. Auth. U. Fac. Rev. Bonds
(Kennesaw State U. Hsg.), Ser. A, MBIA,
5s, 7/15/29	Aaa	$5,215,000	$5,436,377
GA Med. Ctr. Hosp. Auth. Rev. Bonds, MBIA,
6.367s, 8/1/10	Aaa	600,000	601,332
Paulding Cnty., School Dist. G.O. Bonds,
4 3/4s, 2/1/27	AA+	1,500,000	1,534,920
Rockdale Cnty., Dev. Auth. Solid Waste
Disp. Rev. Bonds (Visay Paper, Inc.),
7.4s, 1/1/16	B+/P	1,110,000	1,110,766
			11,314,738

Idaho (0.2%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single
Fam. Mtge.), Ser. C-2, FHA Insd.,
5.15s, 7/1/29	Aaa	375,000	377,126

Illinois (12.5%)
Chicago, G.O. Bonds, Ser. A, FSA,
5s, 1/1/27	Aaa	4,270,000	4,434,480
Chicago, Board of Ed. G.O. Bonds
(School Reform), Ser. A
AMBAC, 5 1/4s, 12/1/27	Aaa	2,500,000	2,564,500
FGIC, zero %, 12/1/18	Aaa	5,440,000	3,310,566
Cook Cnty., Cmnty. G.O. Bonds (Cons.
School Dist. No. 64 Pk. Ridge), FSA,
5 1/2s, 12/1/16	Aaa	1,580,000	1,764,275
IL Dev. Fin. Auth. Rev. Bonds (Midwestern
U.), Ser. B, 6s, 5/15/26 (Prerefunded)	A-	1,600,000	1,739,120
IL Dev. Fin. Auth. Hosp. Rev. Bonds
(Adventist Hlth. Syst./Sunbelt
Obligation), 5.65s, 11/15/24 (Prerefunded)	A+	2,500,000	2,630,325
IL State Toll Hwy. Auth. Rev. Bonds,
Ser. A-1, FSA, 5s, 1/1/23	Aaa	2,250,000	2,370,668
IL U. Rev. Bonds (Auxiliary Fac. Syst.),
Ser. A, AMBAC, 5 1/4s, 4/1/19	Aaa	1,945,000	2,154,710
Lake Cnty., Cmnty. School Dist. G.O. Bonds
(No. 073 Hawthorn), Ser. 02, FGIC,
zero %, 12/1/21	Aaa	950,000	491,530
Montgomery, Special Assmt. Bonds
(Lakewood Creek), Radian Insd.,
4.7s, 3/1/30	AA	700,000	698,012
Schaumburg, G.O. Bonds, Ser. B, FGIC,
5s, 12/1/27	Aaa	5,000,000	5,215,550
			27,373,736

MUNICIPAL BONDS AND NOTES (163.5%)* continued

	Rating**	Principal amount	Value

Indiana (1.7%)
Anderson, Econ. Dev. Rev. Bonds (Anderson
U.), 5s, 10/1/24	BBB-/F	$135,000	$136,558
IN State Dev. Fin. Auth. Env. Impt. Rev.
Bonds (USX Corp.), 5.6s, 12/1/32	Baa1	2,600,000	2,677,584
Rockport, Poll. Control Rev. Bonds
(Indiana-Michigan Pwr.), Ser. A,
4.9s, 6/1/25	Aaa	1,000,000	996,970
			3,811,112

Iowa (2.8%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives), 9 1/4s, 7/1/25
(Prerefunded)	AAA	1,500,000	1,810,350
IA State Rev. Bonds (Honey Creek Premier
Destination Pk.), FSA
5s, 6/1/27	Aaa	1,470,000	1,541,574
5s, 6/1/26	Aaa	1,400,000	1,470,294
5s, 6/1/25	Aaa	1,335,000	1,408,131
			6,230,349

Kansas (0.1%)
Lawrence, Hosp. Rev. Bonds (Lawrence
Memorial Hosp.), 5 1/4s, 7/1/21	A3	250,000	264,213

Louisiana (0.9%)
Ernest N. Morial-New Orleans, Exhibit Hall
Auth. Special Tax Bonds, Ser. A, AMBAC,
5 1/4s, 7/15/21	Aaa	1,500,000	1,582,395
LA Pub. Fac. Auth. Rev. Bonds (Pennington
Med. Foundation), 5s, 7/1/16	A3	400,000	414,100
			1,996,495

Maine (0.5%)
ME State Hsg. Auth. Rev. Bonds,
Ser. D-2-AMT, 5s, 11/15/27	Aa1	1,085,000	1,095,568

Maryland (0.2%)
Baltimore Cnty., Rev. Bonds (Oak Crest
Village, Inc. Fac.), Ser. A, 5s, 1/1/22	BBB+	475,000	486,234

Massachusetts (11.5%)
MA State Dev. Fin. Agcy. Rev. Bonds (MA
Biomedical Research), Ser. C, 6 3/8s, 8/1/17	Aa3	2,785,000	2,987,358
MA State Dev. Fin. Agcy. Higher Ed. Rev.
Bonds (Emerson College), Ser. A, 5s, 1/1/19	A-	310,000	325,878
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A,
9s, 12/15/15	BBB-/P	970,000	1,171,692
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BBB-	750,000	817,740

MUNICIPAL BONDS AND NOTES (163.5%)* continued

	Rating**	Principal amount	Value

Massachusetts continued
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Med. Ctr. of Central MA), AMBAC,
6.55s, 6/23/22	Aaa	$16,150,000	$16,526,766
(UMass Memorial), Ser. D, 5s, 7/1/33	Baa2	500,000	501,300
MA State School Bldg. Auth. Dedicated
Sales Tax Rev. Bonds, Ser. A, AMBAC,
4 3/4s, 8/15/32	Aaa	2,750,000	2,814,598
			25,145,332

Michigan (4.1%)
Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 6s, 7/1/20	Ba1	75,000	78,524
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	1,000,000	1,050,790
(Holland Cmnty. Hosp.), Ser. A, FGIC,
5 3/4s, 1/1/21	A2	1,250,000	1,336,538
(Midmichigan Hlth. Oblig. Group), Ser. A,
5s, 4/15/26	A1	1,775,000	1,820,902
(Hosp. Sparrow), 5s, 11/15/24	A1	1,520,000	1,555,994
MI State Hsg. Dev. Auth. Rev. Bonds,
Ser. A, 3.9s, 6/1/30	AA+	1,200,000	1,193,844
Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds
(Mercy Memorial Hosp. Corp.),
5 3/8s, 6/1/26	Baa3	750,000	781,185
Saginaw Cnty., G.O. Bonds (Healthsource
Saginaw, Inc.), MBIA, 5s, 5/1/26	Aaa	1,210,000	1,260,445
			9,078,222

Minnesota (2.9%)
Cohasset, Poll. Control Rev. Bonds
(Allete, Inc.), 4.95s, 7/1/22	A-	2,500,000	2,535,650
Minneapolis, Cmnty. Dev. Agcy. Supported
Dev. Rev. Bonds, Ser. G-3, U.S. Govt.
Coll., 5.45s, 12/1/31 (Prerefunded)	A+	1,705,000	1,817,189
MN State Hsg. Fin. Agcy. Rev. Bonds (Res.
Hsg.), Ser. M, 5 3/4s, 1/1/37	Aa1	500,000	532,735
Spring Lake Pk., G.O. Bonds (Indpt. School
Dist. No. 016 School Bldg.), Ser. C, FSA,
5s, 2/1/24	Aaa	1,000,000	1,057,890
St. Paul, Hsg. & Redev. Auth. Hosp. Rev.
Bonds (Healtheast), 6s, 11/15/25	Baa3	350,000	385,760
			6,329,224

Mississippi (2.4%)
Lowndes Cnty., Solid Waste Disp. & Poll.
Control Rev. Bonds (Weyerhaeuser Co.)
Ser. A, 6.8s, 4/1/22	Baa2	500,000	598,640
Ser. B, 6.7s, 4/1/22	Baa2	525,000	623,091

MUNICIPAL BONDS AND NOTES (163.5%)* continued

	Rating**	Principal amount	Value

Mississippi continued
MS Bus. Fin. Corp. Poll. Control Rev.
Bonds (Syst. Energy Resources, Inc.),
5 7/8s, 4/1/22	BBB-	$1,750,000	$1,754,358
MS Dev. Bk. Special Obligation Rev. Bonds
(Jackson MS), FSA, 5 1/4s, 3/1/21	Aaa	1,385,000	1,527,918
MS Home Corp. Rev. Bonds (Single Fam.
Mtge.), Ser. B-2, GNMA Coll., FNMA Coll.,
6.45s, 12/1/33	Aaa	595,000	611,440
MS Hosp. Equip. & Fac. Auth. Rev. Bonds
(Hosp. South Central), 5 1/4s, 12/1/21	BBB+	250,000	261,013
			5,376,460

Missouri (3.8%)
Cape Girardeau Cnty., Indl. Dev. Auth.
Hlth. Care Fac. Rev. Bonds (St. Francis
Med. Ctr.), Ser. A, 5 1/2s, 6/1/16	A+	1,250,000	1,326,425
Jackson Cnty., Special Oblig. Rev. Bonds
(Harry S. Truman Sports Complex), AMBAC,
5s, 12/1/22	Aaa	2,000,000	2,117,720
MO State Hlth. & Edl. Fac. Auth. Rev.
Bonds (BJC Hlth. Syst.), 5 1/4s, 5/15/32	Aa2	1,000,000	1,036,070
MO State Hlth. & Edl. Fac. Auth. VRDN (Cox
Hlth. Syst.), AMBAC, 3.95s, 6/1/22	VMIG1	1,500,000	1,500,000
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan), Ser. A-2,
GNMA Coll., 6.3s, 3/1/30	AAA	655,000	667,419
(Single Fam. Homeowner Loan), Ser. C,
GNMA Coll., FNMA Coll., 5.6s, 9/1/35	AAA	635,000	665,258
(Single Fam. Home Ownership Loan), Ser. D,
GNMA Coll., FNMA Coll., 5.55s, 9/1/34	Aaa	965,000	981,984
			8,294,876

Nevada (3.8%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2,
FGIC, 5 1/8s, 7/1/26	Aaa	5,105,000	5,356,166
Clark Cnty., Impt. Dist. Special Assmt.
Bonds (Summerlin No. 151), 5s, 8/1/25	BB/P	700,000	709,107
Henderson, Local Impt. Dist. Special
Assmt. Bonds
(No. T-16), 5.1s, 3/1/21	BB/P	1,000,000	1,009,460
(No. T-17), 5s, 9/1/25	BB/P	225,000	228,121
(No. T-14), 4 3/4s, 3/1/10	BB-/P	1,030,000	1,038,611
			8,341,465

New Hampshire (0.4%)
NH State Bus. Fin. Auth. Poll. Control
Rev. Bonds, 3 1/2s, 7/1/27	Baa2	950,000	940,016

MUNICIPAL BONDS AND NOTES (163.5%)* continued

	Rating**	Principal amount	Value

New Jersey (6.8%)
NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A,
7 1/4s, 11/15/31 (Prerefunded)	AAA/P	$650,000	$740,383
(Cigarette Tax), 5 3/4s, 6/15/29	Baa2	1,750,000	1,879,430
(Motor Vehicle), Ser. A, MBIA, 5s, 7/1/27	Aaa	5,000,000	5,239,300
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Hunterdon Med. Ctr.), Ser. B, 5s, 7/1/26	A-	1,000,000	1,027,870
NJ State Rev. Bonds (Trans. Syst.),
Ser. C, AMBAC, zero %, 12/15/24	Aaa	4,800,000	2,185,296
NJ State Edl. Fac. Auth. Rev. Bonds
(Fairleigh Dickinson), Ser. C, 6s, 7/1/20	BBB-/P	750,000	825,578
Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39 (Prerefunded)	AAA	500,000	574,880
6s, 6/1/37 (Prerefunded)	AAA	1,000,000	1,094,840
Ser. 1A, 4 1/2s, 6/1/23	BBB	1,395,000	1,368,481
			14,936,058

New Mexico (0.7%)
NM Fin. Auth. Rev. Bonds, Ser. A, MBIA,
5s, 6/15/22	Aaa	750,000	791,228
NM Mtge. Fin. Auth. Rev. Bonds (Single
Fam. Mtge.)
Ser. D-2, GNMA Coll., FNMA Coll., FHLMC
Coll., 5.64s, 9/1/33	AAA	320,000	326,822
Ser. F2, Class I, GNMA Coll., FNMA Coll.,
FHLMC Coll., 5.6s, 7/1/38	AAA	500,000	532,020
			1,650,070

New York (15.5%)
Metro. Trans. Auth. Dedicated Tax Rev.
Bonds, Ser. B, MBIA, 5s, 11/15/25	Aaa	1,200,000	1,270,344
NY City, G.O. Bonds, Ser. B,
5 1/4s, 12/1/09	AA-	5,280,000	5,457,619
NY City, Hsg. Dev. Corp. Rev. Bonds,
Ser. A, FGIC, 5s, 7/1/25	Aaa	500,000	523,990
NY City, Indl. Dev. Agcy. Rev. Bonds
(Liberty-7 World Trade Ctr.), Ser. A,
6 1/4s, 3/1/15	B-/P	500,000	529,450
(Brooklyn Navy Yard Cogen. Partners),
Ser. G, 5 3/4s, 10/1/36	BBB-	2,000,000	2,040,320
NY City, Indl. Dev. Agcy. Special Fac.
Rev. Bonds (British Airways PLC),
5 1/4s, 12/1/32	Ba2	250,000	246,200
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev.
Bonds, Ser. D, 5s, 6/15/37	AA+	7,500,000	7,801,500
NY State Dorm. Auth. Rev. Bonds (NY
Methodist Hosp.), 5 1/4s, 7/1/15	Baa2	500,000	524,335
NY State Energy Research & Dev. Auth. Gas
Fac. Rev. Bonds (Brooklyn Union Gas),
6.952s, 7/1/26	A+	2,000,000	2,024,100

MUNICIPAL BONDS AND NOTES (163.5%)* continued

	Rating**	Principal amount	Value

New York continued
NY State Env. Fac. Corp. Rev. Bonds,
5s, 6/15/32	Aaa	$4,000,000	$4,166,640
NY State Hwy. Auth. Rev. Bonds (Hwy. &
Bridge Trust Fund), Ser. B, FGIC, 5s, 4/1/17	Aaa	3,000,000	3,212,610
Port. Auth. NY & NJ Special Oblig. Rev.
Bonds (JFK Intl. Air Term. – 6), MBIA,
5.9s, 12/1/17	Aaa	5,250,000	5,403,878
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds (Peconic Landing),
Ser. A, 8s, 10/1/30	BB-/P	650,000	707,441
			33,908,427

North Carolina (3.4%)
NC Eastern Muni. Pwr. Agcy. Syst.
Rev. Bonds
Ser. D, 6 3/4s, 1/1/26	Baa2	1,000,000	1,073,290
Ser. A, 5 3/4s, 1/1/26	Baa2	2,000,000	2,081,280
NC Med. Care Cmnty. Hlth. Care Fac. Rev.
Bonds (First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	500,000	517,565
NC State Muni. Pwr. Agcy. Rev. Bonds
(No. 1, Catawba Elec.), Ser. B, 6 1/2s, 1/1/20	A3	3,500,000	3,741,570
			7,413,705

North Dakota (0.4%)
ND State Board of Higher Ed. Rev. Bonds
(U. of ND Hsg. & Auxillary Fac.), FSA
5s, 4/1/21	Aaa	400,000	420,352
5s, 4/1/19	Aaa	500,000	528,450
			948,802

Ohio (3.4%)
Coshocton Cnty., Env. 144A Rev. Bonds
(Smurfit-Stone Container Corp.),
5 1/8s, 8/1/13	CCC+	600,000	600,744
North East Regl. Swr. Dist. Waste Wtr.
Rev. Bonds, MBIA, 4 3/4s, 11/15/25	Aaa	2,000,000	2,059,100
OH State Air Quality Dev. Auth. Rev. Bonds
(Toledo Poll. Control), Ser. A, 6.1s, 8/1/27	Baa2	2,000,000	2,046,340
Rickenbacker, Port Auth. Rev. Bonds
(OASBO Expanded Asset Pooled), Ser. A,
5 3/8s, 1/1/32	A2	2,500,000	2,732,725
			7,438,909

Oklahoma (0.5%)
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
Hlth. Care Syst.), Ser. A, U.S. Govt.
Coll., 5 5/8s, 8/15/29 (Prerefunded)	Aaa	1,050,000	1,100,946

MUNICIPAL BONDS AND NOTES (163.5%)* continued

	Rating**	Principal amount	Value

Oregon (0.6%)
Multnomah Cnty., Hosp. Fac. Auth. Rev.
Bonds (Terwilliger Plaza), Ser. A,
5 1/4s, 12/1/26	BB-/P	$520,000	$532,329
OR State Hsg. & Cmnty. Svcs. Dept. Rev.
Bonds (Single Family Mtge.), Ser. K,
5 5/8s, 7/1/29	Aa2	680,000	692,974
			1,225,303

Pennsylvania (5.6%)
Bucks Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Ann’s Choice, Inc.),
Ser. A, 5.4s, 1/1/15	BB/P	530,000	541,432
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB-	725,000	745,808
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Gen. Hosp.), 5 1/2s, 3/15/26 (Prerefunded)	AA-	1,500,000	1,634,145
Lehigh Cnty., Gen. Purpose Auth. Rev.
Bonds (Lehigh Valley Hosp. Hlth.
Network), Ser. A, 5 1/4s, 7/1/32	A1	1,000,000	1,036,270
PA State Econ. Dev. Fin. Auth. Resource
Recvy. Rev. Bonds
(Northampton Generating), Ser. A,
6.6s, 1/1/19	B+	750,000	757,238
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Philadelphia U.)
5s, 6/1/30	Baa2	780,000	789,173
5s, 6/1/22	Baa2	300,000	304,716
Philadelphia, School Dist. G.O. Bonds,
Ser. D, FGIC, 5s, 6/1/27 (Prerefunded)	Aaa	5,000,000	5,330,450
Sayre, Hlth. Care Fac. Auth. Rev. Bonds
(Guthrie Hlth.), Ser. A
5 7/8s, 12/1/31 (Prerefunded)	A	830,000	904,244
5 7/8s, 12/1/31	A	245,000	260,251
			12,303,727

Puerto Rico (2.6%)
Cmnwlth. of PR, Govt. Dev. Bank Rev.
Bonds, Ser. AA, 5s, 12/1/16	BBB	250,000	265,118
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
Bonds, Ser. B, 6s, 7/1/39 (Prerefunded)	BBB+	5,000,000	5,357,500
			5,622,618

South Carolina (3.2%)
Florence Cnty., Hosp. Rev. Bonds (McLeod
Regl. Med. Ctr.), Ser. A, FSA, 5 1/4s, 11/1/23	Aaa	2,515,000	2,674,904
Greenwood Cnty., Hosp. Rev. Bonds
(Memorial Hosp.), 5 1/2s, 10/1/26	A2	750,000	782,400
SC Hosp. Auth. Rev. Bonds (Med. U.),
Ser. A, 6 1/2s, 8/15/32 (Prerefunded)	AAA	1,000,000	1,122,620

MUNICIPAL BONDS AND NOTES (163.5%)* continued

	Rating**	Principal amount	Value

South Carolina continued
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev.
Bonds (Palmetto Hlth. Alliance), Ser. A,
7 3/8s, 12/15/21 (Prerefunded)	Baa2	$600,000	$678,138
SC Tobacco Settlement Rev. Mgt. Rev.
Bonds, Ser. B, 6 3/8s, 5/15/28	BBB	1,750,000	1,872,185
			7,130,247

South Dakota (1.4%)
SD Edl. Enhancement Funding Corp. SD
Tobacco Rev. Bonds, Ser. B, 6 1/2s, 6/1/32	BBB	2,000,000	2,181,740
SD State Hlth. & Edl. Fac. Auth. Rev.
Bonds (Sanford Hlth.), 5s, 11/1/18	AA-	770,000	802,971
			2,984,711

Tennessee (1.3%)
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds (Mountain States Hlth.),
Ser. A, 7 1/2s, 7/1/25	BBB+	2,000,000	2,302,640
Sullivan Cnty., Hlth. Edl. & Hsg. Hosp.
Fac. Board Rev. Bonds (Wellmont Hlth.
Syst.), Ser. C, 5s, 9/1/22	BBB+	480,000	489,216
			2,791,856

Texas (11.8%)
Alliance, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 4.85s, 4/1/21	Baa2	1,750,000	1,761,130
Columbus, Indpt. School Dist. G.O. Bonds,
PSFG, 5 1/8s, 8/15/29 (Prerefunded)	Aaa	4,525,000	4,857,814
Conroe, Indpt. School Dist. G.O. Bonds
(School House), PSFG, 5s, 2/15/26	Aaa	2,905,000	3,015,187
Gateway, Pub. Fac. Corp. Rev. Bonds
(Stonegate Villas Apt.), FNMA Coll.,
4.55s, 7/1/34	Aaa	750,000	770,055
Harris Cnty., Hlth. Fac. Rev. Bonds
(Memorial Hermann Hlth. Care), Ser. A,
6 3/8s, 6/1/29 (Prerefunded)	A+	1,500,000	1,650,525
Leander, Indpt. School Dist. G.O. Bonds,
PSFG, zero %, 8/15/14	AAA	4,330,000	3,210,825
Montgomery Cnty., G.O. Bonds (Library),
Ser. B, AMBAC, 5s, 3/1/26	Aaa	1,335,000	1,379,242
Port Corpus Christi Indl. Dev. Corp. Rev.
Bonds (Valero), Ser. C, 5.4s, 4/1/18	BBB	815,000	841,292
Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds,
6s, 10/1/21	Baa2	1,500,000	1,573,500
Snyder, Indpt. School Dist. G.O. Bonds
(School Bldg.), AMBAC
5 1/4s, 2/15/24	AAA	1,215,000	1,301,362
5 1/4s, 2/15/23	AAA	1,150,000	1,233,306
Socorro, Indpt. School Dist. G.O. Bonds,
PSFG, 5s, 8/15/29	AAA	1,360,000	1,411,462

MUNICIPAL BONDS AND NOTES (163.5%)* continued

	Rating**	Principal amount	Value

Texas continued
Tomball, Hosp. Auth. Rev. Bonds (Tomball
Regl. Hosp.), 6s, 7/1/19	Baa3	$1,700,000	$1,761,931
TX State Dept. of Hsg. & Cmnty. Affairs
Rev. Bonds (Single Fam.), Ser. F, FHA
Insd., 5 3/4s, 3/1/37	AAA	1,000,000	1,061,170
			25,828,801

Utah (4.2%)
Intermountain Pwr. Agcy. Rev. Bonds, Ser. A
MBIA, 6.15s, 7/1/14	Aaa	70,000	70,820
MBIA, U.S. Govt. Coll., 6.15s, 7/1/14
(Prerefunded)	Aaa	8,280,000	8,472,924
UT Cnty., Env. Impt. Rev. Bonds
(Marathon Oil), 5.05s, 11/1/17	Baa1	675,000	706,259
			9,250,003

Vermont (0.3%)
VT Hsg. Fin. Agcy. Rev. Bonds, Ser. 19A,
FSA, 4.62s, 5/1/29	Aaa	720,000	723,794

Virgin Islands (0.4%)
VI Pub. Fin. Auth. Rev. Bonds, FGIC,
5s, 10/1/24	Aaa	750,000	797,633

Virginia (1.6%)
Prince William Cnty., Indl. Dev. Auth.
Hosp. Rev. Bonds (Potomac Hosp. Corp.),
5.35s, 10/1/36	A3	2,000,000	2,101,200
Stafford Cnty., Econ. Dev. Auth. Hosp.
Fac. Rev. Bonds (Medicorp. Hlth. Syst.),
5 1/4s, 6/15/25	A3	1,250,000	1,308,513
			3,409,713

Washington (2.0%)
Everett, Pub. Fac. Dist. Ltd. Sales Tax &
Interlocal Rev. Bonds, Ser. A, 5s, 12/1/22	A	940,000	978,954
Tobacco Settlement Auth. of WA Rev. Bonds,
6 1/2s, 6/1/26	BBB	2,250,000	2,462,940
WA State G.O. Bonds, Ser. E, XLCA,
zero %, 12/1/24	Aaa	1,910,000	857,781
			4,299,675

West Virginia (6.4%)
Econ. Dev. Auth. Lease Rev. Bonds
(Correctional Juvenile Safety), Ser. A,
MBIA, 5s, 6/1/29	Aaa	7,500,000	7,818,600
West Virginia U. Rev. Bonds (Impt. West
VA. U.), Ser. C, FGIC, 5s, 10/1/26	Aaa	6,000,000	6,268,740
			14,087,340

MUNICIPAL BONDS AND NOTES (163.5%)* continued

	Rating**	Principal amount	Value

Wisconsin (3.9%)
Badger Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
7s, 6/1/28	BBB	$1,800,000	$1,994,004
6 3/8s, 6/1/32	BBB	3,500,000	3,842,720
WI State Hlth. & Edl. Fac. Auth. Rev.
Bonds (Wheaton Franciscan), 5 3/4s,
8/15/30 (Prerefunded)	A3	2,500,000	2,717,350
			8,554,074

TOTAL INVESTMENTS

Total investments (cost $345,201,195)			$358,394,837

* Percentages indicated are based on net assets of $219,232,644.

** The Moody’s, Standard & Poor’s or Fitch’s ratings indicated are believed to be the most recent ratings available at May 31, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2007. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Variable Rate Demand Notes (VRDN), Mandatory Put Bonds and Floating Rate Bonds (FRB) are the current interest rates at May 31, 2007.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at May 31, 2007 (as a percentage of net assets):

Health care	42.7%
Local government	28.4
Utilities and power	22.4
Land	10.4
Education	10.0

The fund had the following insurance concentrations greater than 10% at May 31, 2007 (as a percentage of net assets):

MBIA	21.0%
AMBAC	17.5
FGIC	17.3
FSA	12.3

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/07 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $345,201,195)	$358,394,837

Cash	463,900

Interest and other receivables	5,713,557

Receivable for securities sold	962,622

Total assets	365,534,916

LIABILITIES

Distributions payable to shareholders	776,181

Accrued preferred shares distribution payable (Note 1)	73,612

Payable for securities purchased	4,782,370

Payable for compensation of Manager (Note 2)	506,045

Payable for investor servicing and custodian fees (Note 2)	8,316

Payable for Trustee compensation and expenses (Note 2)	67,982

Payable for administrative services (Note 2)	1,205

Other accrued expenses	86,561

Total liabilities	6,302,272

Series A remarketed preferred shares: (1,400 shares authorized
and outstanding at $100,000 per share) (Note 4)	140,000,000

Net assets applicable to common shares outstanding	$219,232,644

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares
authorized) (Notes 1 and 5)	$223,582,520

Undistributed net investment income (Note 1)	209,571

Accumulated net realized loss on investments (Note 1)	(17,753,089)

Net unrealized appreciation of investments	13,193,642

Total — Representing net assets applicable to common shares outstanding	$219,232,644

COMPUTATION OF NET ASSET VALUE

Net asset value per common share
($219,232,644 divided by 20,235,387 shares)	$10.83

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 5/31/07 (Unaudited)

INTEREST INCOME	$ 8,955,992

EXPENSES

Compensation of Manager (Note 2)	967,156

Investor servicing fees (Note 2)	55,761

Custodian fees (Note 2)	32,572

Trustee compensation and expenses (Note 2)	24,972

Administrative services (Note 2)	11,762

Preferred share remarketing agent fees	176,982

Other	144,536

Total expenses	1,413,741

Expense reduction (Note 2)	(54,858)

Net expenses	1,358,883

Net investment income	7,597,109

Net realized gain on investments (Notes 1 and 3)	864,346

Net realized loss on futures contracts (Note 1)	(69,037)

Net unrealized depreciation of investments during the period	(7,232,145)

Net loss on investments	(6,436,836)

Net increase in net assets resulting from operations	$ 1,160,273

DISTRIBUTIONS TO SERIES A REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)

From ordinary income

Taxable net investment income	(3,038)

From tax exempt net investment income	(2,563,385)

Net decrease in net assets resulting from operations
(applicable to common shareholders)	$(1,406,150)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	5/31/07*	11/30/06

Operations:
Net investment income	$ 7,597,109	$ 15,155,911

Net realized gain (loss) on investments	795,309	(9,825)

Net unrealized appreciation (depreciation) of investments	(7,232,145)	5,406,747

Net increase in net assets resulting from operations	1,160,273	20,552,833

DISTRIBUTIONS TO SERIES A REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)

From ordinary income

Taxable net investment income	(3,038)	(5,614)

From tax exempt net investment income	(2,563,385)	(4,722,189)

Net increase (decrease) in net assets resulting
from operations (applicable to common shareholders)	(1,406,150)	15,825,030

DISTRIBUTIONS TO COMMON SHAREHOLDERS: (NOTE 1)

From ordinary income

Taxable net investment income	(5,204)	(21,265)

From tax exempt net investment income	(4,967,073)	(10,220,934)

Decrease from shares repurchased (Note 5)	(312,972)	(10,094,034)

Total decrease in net assets	(6,691,399)	(4,511,203)

NET ASSETS

Beginning of period	225,924,043	230,435,246

End of period (including undistributed net investment
income of $209,571 and $151,162, respectively)	$219,232,644	$225,924,043

NUMBER OF FUND SHARES

Common shares outstanding at beginning of period	20,266,556	21,313,768

Shares repurchased (Note 5)	(31,169)	(1,047,212)

Common shares outstanding at end of period	20,235,387	20,266,556

Remarketed preferred shares outstanding at beginning
and end of period	1,400	1,400

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	5/31/07	11/30/06	11/30/05	11/30/04	11/30/03	11/30/02

Net asset value, beginning
of period (common shares)	$11.15	$10.81	$10.73	$10.71	$10.41	$10.96

Investment operations:
Net investment income (a)	.38	.73	.70	.76	.84	.95

Net realized and unrealized
gain (loss) on investments	(.32)	.27	.07	.06	.36	(.60)

Total from
investment operations	.06	1.00	.77	.82	1.20	.35

Distributions to preferred shareholders:
From net investment income	(.13)	(.23)	(.15)	(.08)	(.07)	(.10)

Total from investment operations:
(applicable to
common shareholders)	(.07)	.77	.62	.74	1.13	.25

Distributions to common shareholders:
From net investment income	(.25)	(.49)	(.55)	(.72)	(.83)	(.80)

Total distributions	(.25)	(.49)	(.55)	(.72)	(.83)	(.80)

Increase from
shares repurchased	—(e)	.06	.01	—	—	—

Net asset value, end of period
(common shares)	$10.83	$11.15	$10.81	$10.73	$10.71	$10.41

Market price, end of period
(common shares)	$10.06	$9.96	$9.34	$9.67	$10.74	$10.75

Total return at market price
(common shares) (%)(b)	3.45*	12.20	2.26	(3.46)	8.07	8.58

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
common shares
(in thousands)	$219,233	$225,924	$230,435	$229,938	$229,140	$221,432

Ratio of expenses to
average net assets (%)(c)(d)	.63*	1.29	1.40	1.39	1.42	1.46

Ratio of net investment income
to average net assets (%)(c)	2.26*	4.61	5.00	6.34	7.26	7.99

Portfolio turnover (%)	9.67*	11.53	24.16	29.59	32.72	19.25

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of common shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect average net assets applicable to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Investment Grade Municipal Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund’s investment objective is to provide as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities that Putnam Management believes do not involve undue risk to income or principal. Under normal circumstances, the fund will invest at least 80% of its net assets in investment-grade securities (rated “investment-grade” at the time of investment or, if not rated, determined by Putnam Management to be of comparable quality).

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2006, the fund had a capital loss carryover of $18,051,419 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 2,968,039	November 30, 2007

535,007	November 30, 2009

1,282,640	November 30, 2010

12,371,356	November 30, 2011

894,377	November 30, 2013

The aggregate identified cost on a tax basis is $345,201,195, resulting in gross unrealized appreciation and depreciation of $14,130,955 and $937,313, respectively, or net unrealized appreciation of $13,193,642.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven day period. The applicable dividend rate for the remarketed preferred shares on May 31, 2007 was 3.80% . The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average weekly net assets of the fund, including assets attributable to preferred shares. Such fee is based on the lesser of (i) an annual rate of 0.55% of the average weekly net assets of the fund attributable to common and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average weekly net assets attributable to common and preferred shares outstanding: 0.65% of the first $500 million and 0.55% of the next $500 million, with additional breakpoints at higher asset levels.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fee rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets.

During the period ended May 31, 2007, the fund incurred $81,628 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. For the six months ended May 31, 2007, the fund’s expenses were reduced by $54,858 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $294, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended May 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $38,924,929 and $34,419,223, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Preferred shares

The Series A Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Additionally, the fund has authorized a separate series of 2,000 Series I Remarketed Preferred shares, which are issuable only under certain conditions in exchange for Series A Remarketed Preferred shares. No Series I Remarketed Preferred shares are currently outstanding.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At May 31, 2007, no such restrictions have been placed on the fund.

Note 5: Share repurchase program

In October 2005, the Trustees of the fund authorized Putnam Investments to implement a repurchase program, which would allow the fund to repurchase up to 5% of its outstanding common shares over the 12 months ending October 6, 2006 (based on shares outstanding as of October 7, 2005). In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding common shares over the same period. In September 2006, the Trustees extended the program on its existing terms through October 6, 2007. Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the six months ended May 31, 2007, the fund repurchased 31,169 common shares for an aggregate purchase price of $312,972, which reflects a weighted-average discount from net asset value per share of 9.4% .

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam

Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund's financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Note 8: Actions by the Trustees

The Trustees of the Putnam Funds have approved a plan to merge the fund into Putnam Municipal Opportunities Trust. The transaction is scheduled to occur in the fall of 2007. It is subject to a number of conditions, including approval of a majority of the outstanding common and preferred shareholders of the fund, and there is no guarantee that it will occur.

Shareholder meeting
results (Unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

12,375,281	741,229	338,314

All tabulations are rounded to the nearest whole number.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

About Putnam Investments

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank	and Treasurer	Judith Cohen
and Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and Principal
Ropes & Gray LLP	Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Myra R. Drucker	Susan G. Malloy	Proxy Manager
Charles E. Haldeman, Jr.	Vice President and
Paul L. Joskow	Assistant Treasurer
Elizabeth T. Kennan
Kenneth R. Leibler	Beth S. Mazor
Robert E. Patterson	Vice President
George Putnam, III
W. Thomas Stephens	James P. Pappas
Richard B. Worley	Vice President

Richard S. Robie, III
Vice President

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

SA706 245543 7/07

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund. The names of all team members can be found at www.putnam.com.

During the six months ended May 31, 2007, Portfolio Member Thalia Meehan was named Portfolio Leader of the fund after the departure of James St. John from the fund’s management team.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Registrant Purchase of Equity Securities

				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs *

December 1 -
December 31,
2006	31,169	$10.04	31,169	940,457
January 1 -
January 31,
2007	-	$ -	-	940,457
February 1 -
February 28,
2007	-	$ -	-	940,457
March 1 -
March 31,
2007	-	$ -	-	940,457
April 1 - April
30, 2007	-	$ -	-	940,457
May 1 - May
31, 2007	-	$ -	-	940,457

The Board of Trustees announced a repurchase plan on October 7, 2005 for which 1,071,941 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 2,143,881 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. This extension did not affect the number of shares eligible for repurchase under the program.

*Information is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Grade Municipal Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: July 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: July 26, 2007
By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: July 26, 2007